Exhibit 10.1
FIRST AMENDMENT TO MANAGEMENT AGREEMENT
This First Amendment to Management Agreement (this “Amendment”) is dated as of December 12, 2014 by and among Wynn Las Vegas, LLC, a Nevada limited liability company (the “Company”) and the entities listed on Exhibit A (and together with the Company, the “Wynn Entities”), and Wynn Resorts, Limited, a Nevada corporation (the “Manager”).
WHEREAS, the Wynn Entities and the Manager have entered into that certain Management Agreement, dated as of December 14, 2004 (the “Agreement”); and
WHEREAS, the Wynn Entities and the Manager desire to modify certain terms and conditions to the Agreement as more fully set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in the Agreement and this Amendment, the parties hereto agree as follows:
1.    Amendments. The parties hereto agree to amend Section 6 of the Agreement in its entirety to read as follows:
“6. Term of Agreement. The initial term of this Agreement shall be ten (10) years from the date first written above and at the expiration of the initial term, this Agreement will automatically renew for successive one month periods as long as the Company is in compliance with the indenture agreements to which the Company is a party, unless earlier terminated pursuant to the terms of this Agreement. This Agreement may be terminated as follows: (a) by the mutual written consent of the Company and the Manager, (b) by the Company upon 60 days prior written notice to the Manager, or by the Manager upon 60 days prior written notice to the Company, in either case for any reason or no reason at all, or (c) by the Manager immediately upon written notice to the Company following the occurrence of any default by any Wynn Entity under any promissory note, indenture, loan agreement or other instrument or evidence of indebtedness. Notwithstanding any other provision of this Agreement, the provisions of Section 7 shall survive any termination of this Agreement.”
2.    Effectiveness. The amendments set forth in Section 1 shall be effective as of December 12, 2014 (the “Effective Date”).
3.    Other Provisions of the Agreement. The parties hereto acknowledge that the Agreement is being modified only as stated herein, and agree that nothing else in the Agreement shall be affected by this Amendment.
4.     Counterparts. This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same instrument.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.
WYNN RESORTS, LIMITED,
a Nevada corporation

By:	_/s/ Stephen Cootey_________
Name: Stephen Cootey

Title:	Chief Financial Officer, SVP and Treasurer

WYNN LAS VEGAS, LLC,
a Nevada limited liability company

By:    Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By:     _/s/ Stephen Cootey_________
Name: Stephen Cootey
Title:    Chief Financial Officer, SVP and Treasurer

WYNN SHOW PERFORMERS, LLC,
a Nevada limited liability company

By:    Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By:	_/s/ Stephen Cootey_________
Name: Stephen Cootey

Title:	Chief Financial Officer, SVP and Treasurer

WYNN LAS VEGAS CAPITAL CORP.,
a Nevada corporation

By:	_/s/ Stephen Cootey_________
Name: Stephen Cootey

Title:	Chief Financial Officer, SVP and Treasurer

WYNN GOLF, LLC,
a Nevada limited liability company

By:    Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By:    _/s/ Stephen Cootey_________
Name: Stephen Cootey
Title:    Chief Financial Officer, SVP and Treasurer

WORLD TRAVEL, LLC,
a Nevada limited liability company

By:    Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By:	_/s/ Stephen Cootey_________
Name: Stephen Cootey

Title:	Chief Financial Officer, SVP and Treasurer

LAS VEGAS JET, LLC,
a Nevada limited liability company

By:    Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By:    _/s/ Stephen Cootey_________
Name: Stephen Cootey
Title:    Chief Financial Officer, SVP and Treasurer

WYNN SUNRISE, LLC,
a Nevada limited liability company

By:    Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By:	_/s/ Stephen Cootey_________
Name: Stephen Cootey

Title:	Chief Financial Officer, SVP and Treasurer

Exhibit A

1.	Wynn Show Performers, LLC, a Nevada limited liability company.

2.	Wynn Las Vegas Capital Corp., a Nevada corporation.

3.	Wynn Golf, LLC, a Nevada limited liability company.

4.	World Travel, LLC, a Nevada limited liability company.

5.	Las Vegas Jet, LLC, a Nevada limited liability company.

6.	Wynn Sunrise, LLC, a Nevada limited liability company.